Nalco Holding Company

Sales by End Market	2005	2006
Upstream Energy	15.9%	17.9%
Downstream Energy	12.9%	13.4%
Paper, Graphic Grades	*	11.4%
Manufacturing	12.1%	11.3%
Paper, Other	8.3%	*
Paper, Board and Packaging	8.2%	7.7%
Food and Beverage	6.6%	16.8%
Mining and Minerals	6.6%	16.4%
Chemicals	6.1%	15.9%
Paper, Printing and Writing	6.0%	*
Institutional	5.9%	15.4%
Power	4.2%	14.1%
Primary Metals	3.9%	14.1%
All Others	3.3%	13.4%
Paper, Tissue	*	12.2%

Note: Results include sales in the Other segment.

*	Paper Services reorganized in 2006 and now tracks sales by the three grades listed for 2006.